EXHIBIT 15.4

CONSENT

We consent to the reference to our name in the Amendment No. 2 to the Form 20-F Registration Statement for Evolving Gold Corp.

/s/ Kempisty & Company, CPAs, P.C.
Kempisty & Company, CPAs, P.C.

New York, New York
March 4, 2005